SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: July 7, 1997


                  TELECONFERENCING SYSTEMS INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Colorado                       0-13313                  36-3296861
---------------                   ------------           -------------------
(State or other                   (Commission              (IRS Employer
jurisdiction of                   File Number)           Identification No.)
incorporation)



P.O. Box 4197, Englewood, CO                                         80155-4197
------------------------------                                       ----------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code 303-761-8829
                                                   ------------

Not Applicable
--------------
(Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant
         --------------------------------

         None.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         None.

Item 3.  Bankruptcy or Receivership
         --------------------------

         None.

Item 4.  Changes in Accountants
         ----------------------

     Hein + Associates LLP, formerly CPA's for the Company, were terminated by the Company as auditor in 1997. Gaylen Hansen, CPA was engaged in June 1997 as auditor for Company.

     In connection with audits of two most recent fiscal years and any interim period preceding resignation, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused him to make reference in connection with his report to the subject matter of the disagreement(s).

     The audit report by Hein + Associates LLP for the year ended June 30, 1994, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Registrant as a going concern.

     The decision to change accountants was approved by the Board of Directors as the registrant has no audit committee.

Item 5.  Other Events
         ------------

         Not Applicable.

Item 6.  Resignation of Directors
         ------------------------

         Not Applicable.

Item 7.  Financial Statements Pro Forma Financial & Exhibits
         ---------------------------------------------------

         Not Applicable.

Exhibits

         None.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 7, 1997                  TELECONFERENCING SYSTEMS INTERNATIONAL, INC.


                                    By  /S/  KEITH SHWAYDER
                                        ---------------------------------------
                                          Keith Shwayder, President